UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                               FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 or 15(d)

              OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 28, 2004


                     UIL HOLDINGS CORPORATION
       (Exact name of registrant as specified in its charter)

Connecticut                             1-15052           06-1541045
------------                            -------           ----------
(State, or other jurisdiction           (Commission       (IRS Employer
of Incorporation)                       File Number)      Identification No.)

157 Church Street, New Haven, Connecticut                 06506
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(Address of principal executive offices)                  (Zip Code)

Registrant's Telephone Number,
Including Area Code                                       (203) 499-2000
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                                     None
------------------------------------------------------------------------------
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events
----------------------

         On December 28, 2004 the Registrant's subsidiary, The United Illuminating Company (UI), issued a joint press release with The Connecticut Light and Power Company (CL&P) announcing revisions to the cost estimates and schedule for their Middletown/Norwalk Transmission Project. A copy of the joint UI/CL&P press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

         For further information about this matter refer to Item 2. "Management's Discussion and Analysis of Financial Condition and Results of Operations - Major Influences on Financial Condition - The United Illuminating Company" of the Registrant's filing on Form 10-Q for the quarterly period ending September 30, 2004.

         Certain statements contained in the press release attached hereto as
Exhibit 99, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on the Registrant's expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products, services and prices of the Registrant's subsidiaries. The foregoing and other factors are discussed and should be reviewed in the Registrant's most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included in the press release attached hereto as Exhibit 99 speak only as of the date of the press release and the Registrant undertakes no obligation to revise or update such statements to reflect events or circumstances after the date of the press release or to reflect the occurrence of unanticipated events or circumstances.


Item 9.01 Financial Statements and Exhibits
-------------------------------------------

(c) Exhibits - The following exhibit is filed as part of this report:

99  Press release, dated December 28, 2004.

                                  SIGNATURE
                                  ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             UIL HOLDINGS CORPORATION
                                             Registrant



Date:  12/29/04                               By    /s/ Louis J. Paglia
       --------                                  ----------------------------
                                                        Louis J. Paglia
                                                   Executive Vice President
                                                  and Chief Financial Officer

                                 Exhibit Index
                                 --------------

Exhibit                     Description
-------                     -----------

99                          Press Release dated December 28, 2004